THIRD AMENDMENT dated as of October
                                    24, 2001 (this "Amendment"), among STILWELL
                                    FINANCIAL INC., a Delaware corporation
                                    ("Stilwell" or a "Borrower"), JANUS CAPITAL
                                    CORPORATION, a Colorado corporation ("Janus" and, together with Stilwell, the "Borrowers"), the lenders party hereto (the "Lenders") and CITIBANK, N.A., as administrative agent (in such capacity, the "Agent") and as swingline lender.


         Reference is made to (a) the 364-Day Credit Agreement dated as of December 7, 2000 (as amended, supplemented or otherwise modified from time to time, the "364-Day Agreement"), and (b) the Five-Year Credit Agreement dated December 7, 2000 (as amended, supplemented or otherwise modified from time to time, the "Five-Year Agreement", and together with the 364-Day Agreement, the "Credit Agreements"), in each case among the Borrowers, the Lenders party thereto, Wells Fargo Bank West, N.A., as documentation agent, The Chase Manhattan Bank, as syndication agent and agent. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreements.

         The Borrowers have requested that the Lenders amend certain provisions of the Credit Agreements. The Lenders are willing to agree to such amendments on the terms and subject to the conditions of this Amendment. The 364-Day Agreement shall be amended in the form of an Amended and Restated 364-Day Credit Agreement dated as of October 24, 2001 (the "Amended and Restated 364-Day Agreement"). This Amendment amends the Five-Year Agreement.

         Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

         SECTION 1. Amendments to the Recitals. The Recitals are hereby amended by deleting the references to "$200,000,000" and "$100,000,000" in the first paragraph and replacing them with "two-thirds of the Available Borrowing Amount" and "one-third of the Available Borrowing Amount", respectively.

         SECTION 2. Amendments to Article I. Article I of the Five-Year Agreement is hereby amended by:

          (a) adding in the appropriate alphabetical order therein the following new definition of "Available Borrowing Amount":

                  "`Available Borrowing Amount' shall mean, on any date, the aggregate amount of the Commitments minus the amount of any reduction in the available amount of the Commitments that shall be applicable under Section 2.24 on such date."

          (b) deleting the definition of "Maturity Date" in its entirety and replacing it with the following new definition:

                  "`Maturity Date' shall mean October 23, 2005."

          (c) deleting the definition of 364-Day Agreement in its entirety and replacing it with the following new definition:

                  "`364-Day Agreement' shall mean the Amended and Restated 364-Day Competitive Advance and Revolving Credit Facility Agreement dated as of October 24, 2001, as amended from time to time, among the Borrowers, the lenders party thereto and the Agent."

         SECTION 3. Amendments to Article II. Article II of the Five-Year Credit Agreement is hereby amended by:

          (a) amending Section 2.01 by deleting clauses (a), (b) and (c) in their entirety and replacing them with the following:

                  "(a) the sum of (i) the total Revolving Credit Exposures plus,
                  (ii) the outstanding aggregate principal amount of all Competitive Loans exceed the Available Borrowing Amount, (b) the outstanding aggregate principal amount of all Loans made by the Lenders to Stilwell exceed two-thirds of the Available Borrowing Amount or (c) the outstanding principal amount of all Loans made by the Lenders to Janus exceed one-third of the Available Borrowing Amount."

          (b) amending Section 2.03 by deleting the references to the "Total Commitment", "$200,000,000" and "$100,000,000" in the last three sentences of clause (a) and replacing them with the "Available Borrowing Amount", "two-thirds of the Available Borrowing Amount" and "one-third of the Available Borrowing Amount", respectively.

          (c) amending Section 2.06(b) by deleting the reference to "50%" and replacing it with "33-1/3%".

          (d) amending Section 2.22(a) by deleting the reference to the "Total Commitment" in clause (ii) and replacing it with "Available Borrowing Amount" and by deleting the reference to "$100,000,000" and replacing it with "one-third of the Available Borrowing Amount".

          (e) adding a new Section 2.24:

                  "SECTION 2.24. Adjustments in Available Borrowing Amount for Fluctuations in Average Assets Under Management; Prepayment.
                  (a) At any time when and so long as Average Assets Under Management shall be less than $180,000,000,000 but greater than or equal to $170,000,000,000, the available amount of the Commitments shall be reduced by the product of (i) $100,000,000 and (ii) one minus a fraction with the "Total Commitment" under and as defined in the 364-Day Agreement at such time as the numerator and the sum of the Total Commitment under this Agreement and the "Total Commitment" under and as defined in the 364-Day Agreement at such time as the denominator (the "Available Borrowing Reduction Amount").

                  At any time when and so long as Average Assets Under Management shall be less than $170,000,000,000 but greater than or equal to $150,000,000, the available amount of the Commitments shall be reduced by an amount equal to two times the Available Borrowing Reduction Amount at such time.

                  At any time when and so long as Average Assets Under Management shall be less than $150,000,000,000, the available amount of the Commitments shall be reduced by an amount equal to three times the Available Borrowing Reduction Amount at such time.

                  In the event of any reduction or increase in the Total Commitment under this Agreement or in the "Total Commitment" under and as defined in the 364-Day Agreement, the Available Borrowing Reduction Amount shall be recalculated, and available amounts of the Commitments of the Lenders adjusted, at such time, to give effect to any such reduction or increase.

                  (b) In the event and on each occasion that the aggregate amount of Loans outstanding to the Borrowers exceeds the then Available Borrowing Amount, Stilwell shall promptly so notify the Agent and each Borrower shall prepay its respective Standby Borrowings in an aggregate amount at least equal to its ratable portion of such excess.

                  (c) Each reduction in the Available Borrowing Amount or any prepayment of Borrowings under this Section shall be made (i) ratably among the Lenders in accordance with their respective Commitments and (ii) ratably between the Borrowers in accordance with the percentage of the Total Commitment available to each Borrower, in each case under the terms of this Agreement."

         SECTION 4. Amendments to Section 4.01. Section 4.01 of the Five-Year Agreement is hereby amended by:

          (a) deleting the references to  "$200,000,000"  and  "$100,000,000" in clause (d) and replacing them with "two-thirds of the Available Borrowing Amount" and "one-third of the Available Borrowing Amount", respectively.

          (b) adding the following new clause (e):

                  "(e) The Agent shall have received a compliance certificate described in Section 5.04(j)."

         SECTION 5. Amendment to Section 5.04. Section 5.04 of the Five-Year Agreement is hereby amended by deleting "and" at the end of clause (h), deleting the period at the end of clause (i) and replacing it with "; and", and adding the following new clause (j):

                  "(j) in the case of Stilwell, as soon as possible and in any event within 10 days after the close of each calendar month, a compliance certificate signed by its chief financial officer showing the calculations necessary to determine Average Assets Under Management and compliance with Section 2.24."

         SECTION 6. Amendment to Section 6.01. Section 6.01(a)(xi) of the Five-Year Agreement is hereby amended by deleting the reference to "$800,000,000" and replacing it with "$1,200,000,000".

         SECTION 7. Amendment to Section 6.07. Section 6.07 of the Five-Year Agreement is hereby amended by deleting clause (e) in its entirety, deleting "or" at the end of clause (d) and adding "and" at the end of clause (c).

         SECTION 8. Representations, Warranties and Agreements. Each Borrower hereby represents and warrants to and agrees with each Lender and the Agent that:

          (a) The  representations  and warranties of each Borrower set forth in
Article III of the Five-Year Agreement are true and correct in all material respects with the same effect as if made on the Amendment Effective Date
(as  defined  below),   except  to  the  extent  such  representations  and
warranties expressly relate to an earlier date.

          (b) Such Borrower has the requisite power and authority to execute, deliver and perform its obligations under this Amendment and to perform its obligations under the Five-Year Agreement, as amended by this Amendment.

          (c) The execution, delivery and performance by each Borrower of this Amendment and the performance by each Borrower of the Five-Year Agreement, as amended by this Amendment, (i) have been duly authorized by all requisite action and (ii) will not (A) violate (x) any provision of law, statute, rule or  regulation,  or  of  the  certificate  or  articles  of incorporation  or
other  constitutive   documents  or  by-laws  of  either Borrower, (y) any order of any Governmental Authority or (z) any provision of any indenture, agreement or other instrument to which either Borrower is a party or by which either of them or any of their property is or may be bound, (B) be in conflict with, result in a breach of or constitute (alone or with notice or lapse of time or both) a default under any such indenture, agreement for borrowed money or other agreement or instrument or (C) result in the creation or imposition of any Lien upon or with respect to any property or assets now owned or hereafter acquired by either Borrower.

          (d) This Amendment has been duly executed and delivered by each Borrower. The Five-Year Agreement, as amended by this Amendment, constitutes a legal, valid and binding obligation of each Borrower, enforceable against each Borrower in accordance with its terms, except as enforceability may be limited by (i) any applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and
(ii) general principals of equity.

          (e) As of the Amendment Effective Date, no Event of Default or Default has occurred and is continuing.

         SECTION 9. Conditions to Effectiveness. This Amendment shall become effective on October 24, 2001, provided the following conditions precedent have been satisfied (the "Amendment Effective Date"):

          (a) The Agent shall have received duly executed counterparts hereof which, when taken together, bear the authorized signatures of each Borrower, the Agent and the Required Lenders under the Five-Year Agreement.

          (b) All legal matters incident to this Amendment shall be satisfactory to the Required Lenders, the Agent and Cravath, Swaine & Moore, counsel for the Agent.

          (c) The Agent shall have received such other documents, instruments and certificates as it or its counsel shall reasonably request.

         SECTION 10. Fees. In consideration of the consent provided by the consenting Lenders, the Borrowers agree to pay, on the Amendment Effective Date, to the Agent, for the account of each Lender that delivers on or prior to 5:00 p.m., New York City time, on October 26, 2001, an executed counterpart of this Amendment, the fee listed under the table below based on the Commitment of such consenting Lender outstanding under the Five-Year Agreement:

          -------------------------------------- -----------------------------
                    Outstanding Commitment              Upfront Fee
          -------------------------------------- -----------------------------
                    > $35,000,000                         0.150%
                    -
          -------------------------------------- -----------------------------
            > 20,000,000 and < $35,000,000                 0.125%
          -------------------------------------- -----------------------------
                    < $20,000,000                         0.100%
                    -
          -------------------------------------- -----------------------------

The fees payable under this Section will be in addition to the fees payable to the Lenders in connection with the Amended and Restated 364-Day Agreement.

         SECTION 11. Five-Year Agreement. Except as specifically stated herein, the Five-Year Agreement shall continue in full force and effect in accordance with the provisions thereof. As used therein, the terms "Agreement," "herein," "hereunder," "hereto," "hereof" and words of similar import shall, unless the context otherwise requires, refer to the Five-Year Agreement as modified hereby.

         SECTION 12. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         SECTION 13. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be an original but all of which, when taken together, shall constitute but one instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

         SECTION 14. Expenses. Stilwell agrees to reimburse the Agent for its out-of-pocket expenses in connection with the this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Agent.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the date first above written.



                    STILWELL FINANCIAL INC.,



                    by:             /s/ Stilwell Financial Inc.
                         -------------------------------------------------------
                          Name:
                          Title:


                    JANUS CAPITAL CORPORATION,


                    by:             /s/ Janus Capital Corporation
                         -------------------------------------------------------
                          Name:
                          Title:


                    CITIBANK, N.A., individually and as Administrative Agent and as Swingline Lender,


                    by:             /s/ Citibank, N.A.
                         -------------------------------------------------------
                          Name:
                          Title:


                    WELLS FARGO BANK, N.A., as successor in interest to WELLS FARGO BANK WEST, N.A.,


                    by:             /s/ Wells Fargo Bank, N.A.
                         -------------------------------------------------------
                          Name:
                          Title:

                    THE CHASE MANHATTAN BANK, individually
                    and as Syndication Agent,

                    by:             /s/ The Chase Manhattan Bank
                         -------------------------------------------------------
                          Name:
                          Title:


                    BANK OF AMERICA, N.A.,


                    by:             /s/ Bank of America
                         -------------------------------------------------------
                          Name:
                          Title:


                    THE GOVERNOR AND COMPANY OF THE
                    BANK OF IRELAND,


                    by:      /s/ The Governor and Company of the Bank of Ireland
                         -------------------------------------------------------
                          Name:
                          Title:


                    by:     /s/ The Governor and Company of the Bank of Ireland
                         -------------------------------------------------------
                          Name:
                          Title:


                    BANK OF NEW YORK,


                    by:             /s/ Bank of New York
                         -------------------------------------------------------
                          Name:
                          Title:

                    CREDIT SUISSE FIRST BOSTON,


                    by:             /s/ Credit Suisse First Boston
                         -------------------------------------------------------
                          Name:
                          Title:


                    by:             /s/ Credit Suisse First Boston
                         -------------------------------------------------------
                          Name:
                          Title:


                    U.S. BANK NATIONAL ASSOCIATION,


                    by:             /s/ U.S. Bank National Association
                         -------------------------------------------------------
                          Name:
                          Title:


                    FLEET NATIONAL BANK,


                    by:             /s/ Fleet National Bank
                         -------------------------------------------------------
                          Name:
                          Title:


                    HSBC,


                    by:             /s/ HSBC
                         -------------------------------------------------------
                          Name:
                          Title:


                    THE ROYAL BANK OF SCOTLAND plc,


                    by:             /s/ The Royal Bank of Scotland plc
                         -------------------------------------------------------
                          Name:
                          Title:


                    STATE STREET BANK AND TRUST COMPANY,


                    by:             /s/ State Street Bank and Trust Company
                         -------------------------------------------------------
                          Name:
                          Title:

                    UMB, N.A.,


                    by:             /s/ UMB, N.A.
                         -------------------------------------------------------
                          Name:
                          Title: